UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 18, 2016

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REALPAGE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)

(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer and Treasurer

On January 18, 2016, W. Bryan Hill notified RealPage, Inc. (the “Company”) of his decision to resign as the Company’s Chief Financial Officer and Treasurer effective February 29, 2016. Mr. Hill has agreed to work full time through February 29, 2016.

Appointment of Interim Chief Financial Officer and Treasurer

On January 19, 2016, Mr. Brian Shelton was named Interim Chief Financial Officer and Treasurer effective February 29, 2016. Mr. Shelton, age 42, has served as Senior Vice President of Finance at the Company since July 2014 with responsibilities including financial planning and analysis, reporting, and mergers and acquisitions. Mr. Shelton previously served as Vice President of Finance for St. Jude Medical, Inc., a global medical device company from 2010 to 2014. From 2004 to 2010, Mr. Shelton held various senior financial and operational roles at St. Jude Medical, Inc. Mr. Shelton started his career as an auditor for Arthur Andersen, LLP and Ernst & Young LLP. Mr. Shelton holds a B.S. in Accountancy from Northern Arizona University and an M.B.A. from Southern Methodist University. He became a Certified Public Accountant in the State of Texas in 2001.

There are no family relationships between Mr. Shelton and any director, executive officer, or other employee of the Company. Mr. Shelton has no material interests in any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 21, 2016, the Company issued a press release relating to the matters set forth in the above Item 5.02. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description

99.1	RealPage, Inc. press release dated January 21, 2016.

The information furnished in this Current Report under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer, President and Chairman

Date: January 21, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	RealPage, Inc. press release dated January 21, 2016.